DEVELOPMENT AND SUPPLY AGREEMENT

                                       FOR

                                       [*]

                              CLUSTER 2001 ASSEMBLY

                                     BETWEEN

                         CONTINENTAL TEVES AG & CO. oHG

                                       AND

                        SYSTRON DONNER INERTIAL DIVISION




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                        DEVELOPMENT AND SUPPLY AGREEMENT

         THIS DEVELOPMENT AND SUPPLY AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of the date the last signature below is affixed (hereinafter, the "Effective Date"), by and between CONTINENTAL TEVES AG & CO. oHG, a corporation having its offices in Frankfurt, Federal Republic of Germany existing under the laws of Germany ("CT") and SYSTRON DONNER INERTIAL DIVISION, a division of BEI Sensors & Systems Company, Inc., having its offices in Concord, California and existing under the laws of the State of Delaware ("SDID").

                                    RECITALS

         WHEREAS, SDID has developed an Automotive Quartz Rate Sensor (AQRS) based upon micromachined quartz and offered the same to CT;

         WHEREAS, SDID has, at its own cost, adapted the AQRS to incorporate additional [*] as required by the customers of CT;

         WHEREAS, SDID has developed an [*] and incorporated it into said AQRS, giving the component the specifications identified on Attachment 1.

         WHEREAS, CT and SDID believe that SDID can produce a Cluster Assembly to accommodate CT's customer schedules, capacity demand, improved production yield and unit production cost, CT agrees to contract with SDID to expedite the development, integration, and release of a Cluster Assembly product. A development plan for this activity is specified in Attachment 2. The performance for this product shall meet the specification per Attachment 1.

         WHEREAS, SDID, funded by CT, and working with CT, will develop and supply the Cluster Assembly to CT for its exclusive sales to its customers.

         WHEREAS, CT is interested in the use of the AQRS, in its current configurations and as it is [*] for the Cluster 2001 Assembly with subsequent [*].

         NOW, THEREFORE, in consideration of the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.   DEFINITIONS

The following terms, in singular or plural forms of the same term as and whenever used herein, shall have the meanings set forth in this Section 1.


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     1.1     "Acceptance   Test  Procedure"  (ATP)  shall  mean  the  SDID  test
             procedure which is utilized on all production [*]. CT shall approve the ATP prior to use in F07 and subsequent production.

     1.2     "AQRS" is an SDID Automotive Quartz Rate Sensor.

     1.3     "ASIC" is a custom  semiconductor  Application  Specific Integrated
             Circuit.

     1.4 "[*]" is a configuration of the AQRS as built by SDID which incorporates either an [*] that was [*] and fabricated by a SDID supplier or [*] jointly by [*] and fabricated by a jointly selected supplier. [*] configuration embodies an [*] plus additional circuitry essential to provide [*].

     1.5 "Automotive Quartz Rate Sensor" (AQRS) is the existing SDID product and future enhancement by SDID for automotive application of angular rate sensing technology. In addition, AQRS shall include the following items in the [*]: [*] and [*] and [*] related to [*].

     1.6 "[*]" shall mean components, which provide a [*]. The [*] is a [*] that embodies a [*] to support the [*].

     1.7 "[*]" shall mean an assembly, which integrates [*] AQRS rate sensors, [*], also known as [*].

     1.8 "[*]" shall mean software written previously to this contract that CT has developed on its own for [*] in the [*] and also shall mean [*] written by [*] in collaboration, either before or during this contract, for use in adapting the [*] above to application with the [*].

     1.9 "CT Components" include [*]. Final determination of [*] will be determined as part of the design effort. [*] components will be provided as part of the design effort. [*] components will be provided to SDID [*] as a standard part, after F06 release, that is qualified for use on the program. CT shall provide a letter of qualification/certification to SDID regarding [*] as standard parts for the automotive program. [*] as supplier to SDID shall be responsible for the correct operation of these components when received at SDID.

     1.10 "CT Proprietary Rights" shall include but not be limited to, patents, copyrights, trade secrets, know-how, techniques, processes, procedures, formulas embedded in either hardware or software and test equipment and tooling including but not limited [*], (a)(i) [*] or (ii) [*] from third parties and which CT has the right to sublicense and (b) developed prior to the effective date or during the term of this Agreement, which are reasonably


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             necessary or useful to develop and manufacture  the [*],  including
             [*] and to manufacture and sell the [*], other than those associated with the AQRS.

             [*]

     1.11    "Electronic  Control Unit" (ECU) is the electronic  control unit of
             the  [*]  which  monitors   sensors,   computes   algorithms,   and
             intelligently controls brakes.

     1.12 [*] constitutes automotive braking systems which utilize inertial sensors to enhance stability and control of the vehicle.

     1.13 "F04" is a release state in development of a product defined as functional samples, purpose is for presentation of function.

     1.14 "F05" is a release state in development of a product defined as close to series production samples, which utilizes final principle and circuit. The purpose is for the check of the principle series suitability of interface and function.

     1.15 "F06" is a release state in development of a product defined as pre-series production samples in the final configuration but not produced on production tooling. The purpose is for unrestricted check of the series suitability and keeping of product specification with customer release.

     1.16 "F07" is a release state in development of a product defined as series production samples in the final configuration and produced on production tooling, purpose is for qualification and limited production volume.

     1.17 "F08" is a release state in production of a product defined as series production deliverables in the final configuration and produced on production tooling, purpose is for series use.

     1.18 "SDID Proprietary Rights" shall include, but not be limited to, patents, copyrights, trade secrets, know-how, techniques, processes, procedures, formulas inclusive of compensation and/or simulated circuitry techniques in algorithms embedded in either hardware or software and test equipment and tooling, including but not limited to masks, (a)(i) owned by SDID or (ii) licensed to SDID by third parties and which SDID has the right to sublicense and (b) developed prior to the effective date or during the term of this Agreement, which are reasonably necessary or useful to develop and manufacture the AQRS units. SDID Proprietary Rights shall specifically include any patents, copyrights, trade secrets, know-how, techniques, processes, procedures, formulas and test equipment and tooling resulting from the efforts of either party in connection with this Agreement for the AQRS. SDID proprietary rights shall include [*] that is embodying any concepts developed by SDID and/or CT for use in the AQRS product.


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             SDID shall retain  specific  rights to the following  items used in the [*]. The [*], including all items and [*] and [*] utilized in AQRS operation, calibration and compensation.

             No [*] of such SDID developed [*], present or future, is granted or implied herein except for use exclusively with SDID supplied [*]. SDID does not confer any [*] or any third party for any of its patents, present or future, in this Agreement.

     1.19 "[*]" shall mean a packaged complete [*] or [*] capable of being installed in a [*].

     1.20    "Series"   is  a   production   configuration   of  an   automobile
             manufacturer's product.

     1.21 "Specification" shall mean the CT " Product Specification [*]" (Attachment 1).

     1.22    [*]

     1.23    [*]



2.   SUBJECT OF CONTRACT

This Agreement covers the development and production of the [*] which is a combined sensor product utilizing [*]. This work shall be performed by SDID in compliance with the requirements of CT as defined herein.

3.   SCOPE OF WORK

[*]. To design and produce the [*] as defined below:

     3.1 Development. See Attachment 2 for the Development Plan. SDID must be competitive in respect of technology.

     3.2     Production. [*]

     3.3     Pricing. See Attachment 4.

             The precondition of this pricing and quantities is the Morganton Agreement dated November 2, 2000 between CT and SDID, and also for all other relevant paragraphs of this Development and Supply Agreement.


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     3.4     Specification  Agreement.  SDID and CT shall reach mutual agreement on the Specification for the [*]. The governing document shall be the "Product Specifications, [*]," which is contained in Attachment 1 herein, and of the current revision, at the time of signing of this Agreement. SDID and CT signatures on this Agreement shall constitute acceptance of such product specification. All subsequent changes to the specification shall be treated as changes to this Agreement and reviewed for schedule, performance and cost impact. Modifications to the Agreement with regard to changes to the specification shall be by joint agreement of CT and SDID in writing and consider any impacts to schedule, performance and costs.

     3.5 Development Schedules. SDID shall update schedules and coordinate progress with CT monthly. SDID and CT shall mutually work schedule issues to support program success. The responsibility of each party is defined in the [*] (Attachment 2).

             Should either party become aware of facts or circumstances which could reasonably be expected to adversely affect the anticipated schedules, it shall be that party's responsibility to inform the other party to the Agreement of the anticipated change in the schedules and the reason for such change and the parties to the Agreement shall cooperate with each other in any efforts which may be made to correct the situation giving rise to the change in facts or circumstances.

     3.6 Modification Approval. In the course of SDID's development work on the product for CT, it is agreed that any modifications of the development configuration by SDID shall be coordinated with so they may review and could object for important technical reasons CT and after F06, said modifications shall require the prior written consent of CT.

             CT, however, may request modifications in respect of the development configuration and/or the scope of development by negotiation with SDID based on cost and time schedule. SDID will only be obligated to implement said modification after parties reach mutual agreement as to price and schedule. After production release occurs, SDID shall obtain CT approval for any product or process changes, according to QS9000, that may have an effect on the performance of the unit or its interface with the [*].

     3.7 Validation Approval. SDID shall present the results achieved for each step in the validation process to CT for approval. CT shall be responsible for the validation approval and for the necessary testing within the automotive platform to be equipped with the Cluster Assembly.


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     3.8     Regulatory  Authority  Approvals.   CT  shall  be  responsible  for
             obtaining all necessary approvals from any applicable authority, which are reasonably necessary in order to utilize the Cluster Assembly in [*] in automotive platforms.

     3.9 Documentation. SDID will maintain complete documents describing all aspect design and production.

             3.9.1 Interfaces. SDID will supply complete mechanical and electrical interface drawings of the [*] to CT to facilitate the fitting of [*] into automotive platforms, and the interfacing to the [*].

             3.9.2 Drawings. SDID shall supply drawings related to the [*] to CT, including [*]. The [*] shall be included down to component level. No component drawings shall be provided. [*] drawings shall be proprietary to SDID. If CT incorporates the [*] into CT drawing, format, the CT drawings shall be clearly marked "Systron Donner Inertial Division Proprietary" and copies provided to SDID.

     3.10 Configuration Control. SDID shall maintain configuration control of all [*]. CT shall maintain configuration control of the [*]. Configuration control maintenance at both SDID and CT shall comply with ISO 9001 /QS 9000 procedures.

     3.11 Production Capacity. SDID shall, after signing the contract, begin the preparatory work necessary to establish sufficient production capacity for the [*] to production plan outlined in Attachment 3.

             3.11.1 Production  Tooling and  Equipment.  CT [*] and equipment as agreed to in the Attachment 8. [*]. [*] which is specifically identified as used on SDID's core-technology as defined by the [*] shall be available [*] considering the [*] of such at conclusion of this contract.

4.0  PURCHASE OF AQRS [*]

     4.1     Purchase  Orders.  All  purchases  of [*] and [*]  pursuant to this
             Section 4 shall be subject to the following terms and conditions:

             4.1.1 Purchase Order Initiation. All purchase and sales between SDID and CT shall be initiated by CT's issuance of written purchase order or by telephone confirmed by written purchase


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                    order.  The initial  purchase  order issued shall state unit quantities, unit price, unit description, requested delivery date and shipping instructions. After issuance of subsequent purchase order, CT may issue Scheduling Agreements which shall reflect units part number, quantities required and requested delivery dates. The subject Scheduling Agreements shall be a binding extension of the initial purchase order, regarding quantity of units to be delivered and required delivery of units. For [*] and [*], CT shall issue purchase
                    orders/scheduling   agreement  for  material  [*]  prior  to
                    requested   deliveries  and  for  production  [*]  prior  to
                    requested delivery to extend labor for production delivery of units. The [*] for production delivery to expend labor shall be for firm quantities to be delivered, with a [*] from the beginning of the [*] period.

             4.1.2 Purchase Order Acceptance. SDID's acceptance of an order shall be by written acknowledgment thereof by SDID. Orders not acknowledged within [*] of receipt are accepted subject to determination of actual receipt verification and procedural protocol for submission. SDID, upon acceptance shall fulfill CT's purchase orders complying with the terms of the Agreement, and shall use its commercially reasonable efforts to fulfill CT's orders for additional [*] and [*] and requests by CT to fulfill orders as soon as reasonably possible.

             4.1.3 Purchase Order Terms and Conditions. The terms and conditions of this Agreement, and as agreed to in Attachment 6, shall control all sales of [*] and [*] units hereunder, and any additional or different terms or conditions to the contrary, in a purchase order, acknowledgment, or similar document, shall be of no effect (unless approved by the express written consent of the other party).

             4.1.4 Purchase orders from other Continental Teves operating units in North America or any other country. Subject to direction from Continental Teves, Frankfurt and receipt and acceptance of order, SDID will deliver [*] to any operating unit of CT and any CT controlled joint ventures worldwide under the terms and conditions of this contract. Pricing shall be based on this contract, with adjustments for any additional requirements not accounted for in this contract. Due to existing Agreement, SDID cannot accept Purchase Orders or deliver [*] and/or [*] in the following countries: [*]. Any CT operating units in the above countries, hardware must be


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                    shipped to Continental Teves,  Frankfurt or a North American operating unit.

     4.2 [*] Delivery. Delivery of [*] and [*] hereunder shall be F.O.B. SDID's manufacturing facility in Concord, CA, USA or the manufacturing facility in which the units were produced. Title to and all risk of loss or damage with respect to the [*] shall pass to CT upon their delivery by SDID to the carrier at the F.O.B. point.

     4.3 Invoicing and Payment. SDID shall invoice CT (or other CT entity for the sale of Cluster units hereunder on or after delivery. Payment to SDID for Cluster units sold hereunder shall be [*] after delivery, in U.S. Dollars, by wire transfer to such bank or account as SDID may from time to time designate in writing. If CT fails to pay all or any portion within [*], SDID reserves the right to assess interest charges [*] on such amounts from the date due until paid. CT agrees to pay such charges and all associated collection and legal fees.

5.       MANUFACTURE AND MARKETING RIGHTS.

     5.1     [*]


     5.2     [*]

     For purposes of clarity, [*] as mentioned in the Morganton agreement is defined as follows:

             5.2.1  The [*] relationship is for [*]. [*] does not include [*].

             5.2.2  The agreement does not [*]. This included [*].

             5.2.3 [*] does include [*] as well as other uses yet to be defined when either directly linked to [*] or in combination with a [*].

             5.24 [*] does not apply to [*], or as yet to be defined applications, that are not directly linked to the [*]

6. OWNERSHIP AND PROTECTION OF PROPRIETARY RIGHTS. SDID and CT shall retain proprietary rights per the following provisions.

     6.1 SDID Ownership Rights. SDID shall own all right, title and interest in and to the SDID Proprietary Rights and any designs, patterns, schematics, copyrights and other proprietary rights and know-how embodied in the AQRS (including but not limited to ASIC) as developed by or on behalf of


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             SDID pursuant to the Agreement. SDID shall have the exclusive right to apply  for or  register  patents,  copyrights,  and  such  other
             proprietary   protections   as  it  wishes  with  respect  to  SDID
             Proprietary Rights. Integration of SDID's technology into the [*] and/or [*] does not transfer ownership of rights or rights thereof. Should the Agreement be terminated, proprietary information of SDID held by CT, or any third party associated with CT, during application and, the use of technology and patent technology shall no longer be used or retained by CT or any such third party. SDID shall retain rights and sole interest in any [*] and any [*].

     6.2 CT Ownership Rights. Subject to the rights granted to SDID herein, CT shall own all rights, title and interest in and to any designs, patterns, schematics, logic, copyrights, other proprietary rights and know-how embodied in the [*] as developed by CT pursuant to this Agreement. CT shall have the exclusive right to apply for or register patents, copyrights, and such other proprietary protections as it wishes with respect to [*]. Should the Agreement be terminated, proprietary information of CT held by SDID or any third party associated with SDID, during application and, the use of technology and patent technology shall no longer be used by SDID.

     6.3 Joint SDID/CT Ownership Rights. Subject to mutual future agreement, SDID and CT may perform joint development efforts for increased automotive market competitiveness. Both companies may elect to pursue joint worldwide right, title and interest in any designs, patterns, schematics, copyrights and other proprietary rights and know-how embodied in jointly developed systems. SDID shall retain rights and sole interest in any [*].

     6.4 Protection of Proprietary Rights. Each party agrees to execute such documents, render such assistance, and take such other action as reasonably requested, to apply for, register, perfect, confirm and protect the requesting party's rights in its proprietary rights. SDID and CT may document the other party's proprietary information on its own internal documentation as required to conduct the project, without explicit written permission from the other party. Each party shall document by listing the documents that have the other party's proprietary data and supply this listing to the other party. Documents containing the other party's proprietary data shall be noted as such. Dissemination of such documents shall be restricted and not provided to third parties without the prior express written approval of the other party.

7.   CONFIDENTIALITY See Attachment 5

8.   COMPLIANCE WITH EXPORT/IMPORT RESTRICTIONS

     8.1 The ultimate shipment of [*] and [*] to CT shall be subject to the right and ability of SDID to make such sales and obtain required licenses and permits,


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             under  all  decrees,   statutes,   rules  and  regulations  of  the
             government of the United States of America and agencies thereof presently in effect or which may be in effect hereafter regarding export control regulations.

     8.2 CT hereby agrees: (i) to assist SDID in obtaining any such required licenses or permits by supplying such documentation or information as may be requested by SDID (ii) to comply with such decrees, statutes, rules and regulations of the government of the United States of America and agencies thereof; regarding export control regulations (iii) to maintain the necessary records to comply with such decrees, statutes, rules and regulations; (iv) to not re-export any [*] or [*] except in compliance with such decrees, statutes, rules and regulations; (v) to obtain all governmental approvals and licenses necessary to import the [*] and [*]; (vi) to not sell, transfer, or otherwise dispose of the [*] or [*] in violation of the export laws of the United States of America; and
             (vii) to indemnify and hold harmless SDID from any and all fines, damages, losses, costs and expenses (including reasonable attorneys' fees) incurred by SDID as a result of any breach of this subsection or subsection 8.3 below by CT or any of CT's customers.

     8.3 CT hereby expressly acknowledges that the technical data and the direct product thereof associated with the [*] and [*] are subject to export controls of the United States of America and agrees that neither the technical data nor the direct product thereof will be transferred, directly or indirectly, to any destination contrary to the requirements of the law of the United States of America, including but not limited to the terms of any export license and the terms of Part 774 (re-exports) of the U.S. Export
             Administration Regulations. Further, CT hereby provides its assurance that it will not participate in any transaction which may involve any commodity or technical data, or the direct product thereof, exported or to be exported from the United States of America, or in any re-export thereof, or in any other transaction that is subject to export controls of the United States of America, if a person denied export privileges from the United States of America, may obtain any benefit from or have any interest in, directly or indirectly, these transactions.

9.   [*] AND INDEMNIFICATION

     9.1 SDID [*] that the [*] will conform to the latest approved acceptance test procedure (ATP) requirements and agreed specifications (Attachment 1) applicable at the time of delivery and SDID's obligations as described in the [*] (Attachment 2). The following [*] applies after the first registration of the vehicle:

             9.1.1 Standard [*] is [*] for all platforms except as noted in this paragraph.

             9.1.2  [*].


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             9.1.3[*].

             9.1.4  All [*].


     9.2 CT hereby indemnifies and agrees to defend and to hold SDID, its successors, affiliates and assigns harmless from and against all claims, liabilities, losses and expenses arising out of or in connection with [*] or SDID's gross negligence or breach of any guarantee in Section 9. 1.

     9.3 SDID hereby indemnifies and agrees to defend and to hold CT, its successors, affiliates, assigns, harmless from and against all claims, liabilities, losses and expenses arising out of and in connection with the use of any [*] or allegedly caused by any [*] to the extent resulting from such [*] to meet the Specifications or SDID's gross negligence or breach of any guarantee in Section 9

10.  INDEMNITY WITH RESPECT TO PROPRIETARY RIGHTS

     10.1 Obligations of CT. CT agrees (a) to assume the defense of any suit or claim brought against SDID for infringement of any patent, copyright or other proprietary rights arising from or caused by the manufacture, sale or use of the [*] (other than the [*]) or the use by SDID of specifications, technology, designs or customer furnished (CF) material provided to SDID by CT, (b) to pay the expense of such defense, and (c) to indemnify SDID against any money damages or costs, including counsel fees, awarded in such suits or claims by reason of such infringement; provided that (i) CT be given exclusive control of the defense of such suit or claim and all negotiations relative to the settlement thereof, after consultation with SDID, (ii) CT shall have no responsibility under this Section to the extent that the suit or claim shall have arisen solely in connection with the manufacture or sale of the [*] or because of specifications, technology or designs contributed by SDID to CT hereunder, and (iii) SDID promptly informs CT in writing of any suits or claims with respect to which CT assumes responsibility hereunder; provided, however, that no failure or delay in providing such notice shall relieve CT of any of its obligations under this Section 10.1 except to the extent CT is actually prejudiced thereby. If specifications, technology, designs or CF material furnished by CT to SDID for the manufacture, sale or use of the [*] units are, or in the opinion of CT may become, the subject of any claim, suit or proceeding for infringement of any United States patent, copyright or trademark, or if it is adjudicatively determined that the specifications, technology or designs infringe any United States patent, copyright, or trademark, or if the manufacture, sale or use of the [*], or any part thereof, is, as a result, enjoined, then CT may, at its option and expense;
             (i) procure for


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             SDID and its  customers  the right under such patent,  copyright or trademark  to use the  specifications,  technology  or  designs  as incorporated in the [*]; (ii) suitably modify the specifications, technology or designs utilized in the [*] (iii) replace the specifications, technology or designs utilized in the [*] with
             other   suitable   alternatives;   or   (iv)  if  the  use  of  the
             specifications, technology or designs utilized in the [*] is prevented by injunction, remove such specifications, technology or designs utilized in the [*]. CT shall not be liable for any cost or expenses incurred without its prior written authorization.

             SDID shall have the right to participate in the defense of any such suit or claim with its own counsel and at its own expense. CT shall not settle a claim without SDID's prior written consent, which consent shall however not unreasonably be withheld, if (a) any portion of the settlement would involve an admission that the [*] infringes any proprietary right of any third party, (b) the settlement would involve a payment by SDID for which SDID would not be indemnified by CT under paragraph 10.1, or (c) the settlement does not include a complete release of SDID.

     10.2 Obligations of SDID. SDID agrees (a) to assume the defense of any suit or claim brought against CT for the infringement of any patent, copyright or other proprietary right arising from or caused by the manufacture, sale or use of the [*] or use by CT for their intended purpose of specifications, technology or designs provided by SDID hereunder, (b) to pay the expense of such defense, and (c) to indemnify CT against any money damages or costs, including counsel fees, awarded in such suits or claims by reason of such infringement; provided that (1) SDID shall be given exclusive control of the defense of such suit or claim and all negotiations relative to the settlement thereof, after consultation with CT,
             (ii) SDID shall have no responsibility under this Section to the extent that the suit or claim arises from the use of specifications, technology or designs contributed by CT hereunder, and (iii) CT promptly informs SDID in writing of any suits or claims with respect to which SDID assumes responsibility hereunder.- provided however that no failure or delay in providing such notice shall relieve SDID of any of it obligations under this section except to the extent SDID is actually prejudiced thereby. SDID shall not be liable for any costs or expenses incurred without its prior written authorization. If CT chooses to provide its own defense, CT shall bear that expense. If specifications, technology, designs furnished by SDID to CT for the sale or use of the [*] units are, or in the opinion of SDID may become the subject of any claim, suit, or proceeding for infringement of any United States patent, copyright or trademark or if the sale or use of the [*], or an part thereof, is, as a result enjoined, then SDID may, at its option and expense; (I) procure for CT and its customers the right under such patent, copyright or trademark to us the specifications, technology or designs as incorporated in the [*]; (ii) suitably modify the specifications, technology or


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             designs  utilized  in the [*]  (iii)  replace  the  specifications, technology or designs utilized in the [*] with other suitable alternatives; or (iv) if the use of the specifications, technology or designs utilized in the [*] is prevented by injunction, remove such specifications, technology or designs utilized in the [*].

     10.3 Entire Liability. This indemnity states the entire liability of the parties for infringement by said [*] and is in lieu of any other indemnity, express, implied or statutory and no agreement altering it will be binding upon either party unless in writing and signed by a duly authorized officer or representative of each party.

11.  PRODUCTS LIABILITY INDEMNITY

     11.1 Products Liability Indemnity by CT. CT shall defend, indemnify and hold SDID harmless from and against all claims, liabilities and expenses, including reasonable attorneys' fees, arising out of the death of or bodily injury to any person or persons other than damage to property resulting from SDID's manufacture of the [*]; provided that (i) SDID provides CT prompt notice of any such claims provided, however, that any failure or delay in providing such notice shall not relieve CT of its obligations under this section, except to the extent that CT is actually prejudiced by such failure or delay, (ii) CT shall not be obligated to indemnify SDID for any claims in connection with any settlement unless CT consents in writing to such settlement and (iii) CT shall have the exclusive right to defend any such claim. CT shall not have the right to settle any such claim without prior written consent of SDID, which consent cannot be unreasonable withheld.

     11.2 Products Liability Indemnity by SDID. SDID shall defend, indemnify and hold CT harmless from and against all claims and expenses, including reasonable attorneys' fees, arising out of the death of or bodily injury to any person or persons, excluding damage to persons resulting from CT's manufacture or marketing of the [*], but including the manufacture of the [*]; provided that (i) CT provides SDID prompt notice of any such claim provided, however, that any failure or delay in providing such notice shall not relive SDID of its obligation under this section except to the extent that SDID is actually prejudiced by such failure or delay. SDID shall not have the right to settle any such claim without the prior written consent of CT, with consent cannot be unreasonably withheld, (ii) SDID shall not be obligated to indemnify CT for any loss in connection with any settlement unless SDID consents in writing to such settlement and (iii) SDID shall have the exclusive right to defend any such claim.


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12.  LIMITATIONS OF LIABILITY

     12.1    EXCEPT AS PROVIDED  IN SECTION  12.4,  NEITHER  SDID NOR CT WILL BE
             LIABLE OR OBLIGATED IN ANY MANNER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER ANY CAUSE OF ACTION AND EVEN IF INFORMED OF THE POSSIBILITY THEREOF IN ADVANCE, ARISING OUT OF THIS AGREEMENT OR BY REASON OF BREACH OF THIS AGREEMENT. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF-O ANY LIMIT REMEDY HEREIN.

     12.2 THE FOREGOING WARRANTIES ARE IN LIEU OF ANY OTHER WARRANTY, WHETHER EXPRESSED OR IMPLIED, WRITTEN OR ORAL, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     12.3 SDID's AND CT'S LIMITATIONS OF LIABILITY SHALL NOT APPLY IN CASES OF GROSS NEGLIGENCE OR FRAUDULENT INTENT.

     12.4 NOTHING IN THIS SECTION SHALL ALLOW CT TO [*] OR OTHERWISE [*] TO PURCHASE [*] AND [*] FROM SDID HEREUNDER OR TO AVOID OR LIMIT CT'S [*] FOR SDID'S DAMAGES ATTRIBUTABLE TO CT'S FAILURE TO MEET THIS OBLIGATION, UNLESS THAT FAILURE IS A RESULT OF A MATERIAL BREACH OF THIS AGREEMENT, MORGANTON AGREEMENT DATED NOVEMBER 8, 2000 (SEE ATTACHMENT 7) AND DEVELOPMENT AND SUPPLY AGREEMENT DATED JUNE 1998 BY SDID WHICH IS NOT RECTIFIED BY SDID WITHIN A REASONABLE TIMEFRAME AS NOTED IN PARAGRAPH 13.3.

13.  TERM AND TERMINATION

     13.1 Term. The [*] of this agreement, including development and production, shall be in effect for [*] from start of development
             [*] through production [*]. The [*] of the agreement includes a development period not to exceed [*] and a production period of [*] and may not be terminated earlier except by mutual agreement or as provided for in Section 13.2 Events of Default. Failure of CT [*] for delivery during the [*] due to [*] shall be a material breach, provided this was not necessitated by a material breach, uncured of this Agreement by SDID. Any [*] caused by [*] demand or market conditions may be [*] as an option, if no material breach by CT as defined herein has


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             occurred and is uncured. The [*] shall be for [*] following the [*]
             and implemented by mutual written consent of the parties. Failure of [*] during the [*] of this Agreement as defined herein, other than as the result of an uncured material breach by SDID, shall be a material breach by CT. Upon fulfillment of the [*], this contract may be [*] by mutual agreement of both parties.

     13.2 Events of Default. Either party shall have the right to terminate the Agreement and its further Obligations hereunder upon the occurrence of any of the following events of default (subject to other party's ability to cure or remedy such event as described in
             Section 13.3).

             13.2.1 The   other   party   materially   breaches   any   of   its
                    confidentiality, nondisclosure or other obligations under the Agreement; or

             13.2.2 The other  party  becomes the  subject of any  voluntary  or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, reorganization of indebtedness, an assignment for the benefit of creditors, or the like, and the proceeding is not resolved in its favor with ninety (90) days after appropriate service of process.

     13.3 Right to Cure Event of Default. Other than as noted in Subsection 13.2.2, upon the occurrence of any event of default entitling a party to terminate the Agreement, the non-defaulting party shall send notice of termination, specifying the nature of the default, to the other party. The defaulting party shall have [*] following the date such notice is given to cure the default or to resolve the default to the non-defaulting party's reasonable satisfaction. Failure to cure or to resolve the default will result in termination without further notice by the non-defaulting party, unless such non-defaulting party extends the cure period by written notice or withdraws the default notice. However, the willful material breach of Section 7 will be considered a breach, which cannot be cured and may be the basis for immediate termination of the Agreement.

     13.4 Right to Challenge a Termination for Default. The parties each reserve the right to challenge a termination they consider to be based upon an arbitrary or improper finding of default. Any controversy or claim arising out of or relating to the termination of this contract shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator. The hearing will be held in San Francisco, California and shall commence not later than eight
             (8) months following service of a demand for arbitration. The Arbitrator shall have the right to provide for a limited number of depositions and interrogatories. The


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             Arbitrator  shall issue a written  decision within thirty (30) days following completion of the hearing, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

     13.5    The Effect of Termination

             13.5.1 After expiration, termination or cancellation (all hereafter collectively referred to as "termination") of this Agreement for any reason, SDID shall promptly destroy or return to CT all of CT's Confidential Information in its possession or control and CT shall promptly destroy or return to SDID all of SDID's Confidential Information in its possession or control.

                    Upon either party's  request,  the other party shall warrant
                    its   compliance   with  this  section  in  writing  to  the
                    requesting party within thirty (30) days of termination.

             13.5.2 In the event of termination by SDID,  SDID agrees to provide a last time buy of [*] upon reasonable request by CT for a period of [*] following termination except in the case where no production hardware has been supplied or replacement with another form, fit, function device is possible. The financial conditions thereto will be negotiated at the time of termination. However, without time limitation SDID shall produce and deliver such volumes necessary for CT to [*] vis a vis customers subject to negotiations on the financial conditions.

             13.5.3 CT hereby agrees if this Agreement is terminated or canceled that CT will not use or cause to be used any proprietary, technical or patent technology of the [*].

             13.5.4 SDID  hereby  agrees  if this  Agreement  is  terminated  or cancelled, that SDID will not use, or cause to be used, any CT proprietary, technical, or parent technology provided by CT for use in the [*].

             13.5.5 If as a result of a material  breach by CT, SDID  terminates this Agreement before CT [*] from SDID hereunder, then in addition to any other rights SDID may have on account of such breach and termination, SDID shall be paid by CT the direct damages SDID incurs by reason of CT's failure to [*].


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     13.6    Survival Clause. Notwithstanding the Section 13, Sections 6.1 (SDID
             Ownership Rights),  6.2 (CT Ownership  Rights),  6.4 (Protection of
             Proprietary  Rights),  7  (Confidentiality),   8  (Compliance  with
             Export/Import Restrictions), 9 ([*] and Indemnification), 1 0 (indemnity with Respect to Proprietary Rights), 11 (Products Liability Indemnity), 12 (Limitations of Liability), 13.5 (The Effect of Termination and 14 (General Provisions) shall survive the termination of the Agreement.

14.      GENERAL PROVISIONS

     14.1 Notice. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally,
             (b) sent by confirmed facsimile, telex or telecopy, or (c) sent by commercial overnight courier with written verification of receipt, to the party to be notified, at the address et forth below, or at such other place of which the other party has been notified in accordance with the provision of this Section.

     If to SDID:      SYSTRON DONNER INERTIAL DIVISION
                      BEI SENSORS & SYSTEMS COMPANY, INC.
                      2700 Systron Drive
                      Concord, CA 94518

                      Attention:   James Morris, Manager, Contracts

     If to CT:        Continental Teves AG & Co. oHG
                      Guerickestrasse 7
                      60488 Frankfurt
                      Germany
                      Attention: Andreas Beck, Manager, Purchasing Brake Systems

Such notice will be treated as having been received upon the earlier of actual receipt or five (5) days after posting.

     14.2 This contract is a separate Agreement between the parties and does not effect the validity of the existing Development and Supply Agreement of the parties dated May 30, 1997 and amended September 14, 1998 for ASMS yaw rate sensor. The validity of one of the contracts shall not interfere with the validity of the other contract.

     14.3 Waiver. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed by both parties. No consent by either party to, or waive of, a breach by either party, whether express or implied, will constitute a consent


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             to,  waiver or, or excuse of any other,  different,  or  subsequent breach by either party.

     14.4 Assignment. SDID or CT may assign the Agreement to any person to whom it transfers all or substantially all of its proprietary rights in the [*], respectively. Otherwise, neither party may assign, voluntarily, by operation of law, or otherwise, any rights or delegate any duties under this Agreement without the other party's prior written consent, such consent not to be unreasonably withheld, and any attempt to do so without that consent will be void. The Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     14.5 Relationship of the Parties. The parties to the Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf.

     14.6 Counterparts. The Agreement may be executed simultaneously in counterparts, each of which will constitute an original, but all of which together shall constitute one and the same instrument.

     14.7 Amendment. The Agreement may be amended or supplemented only by a writing that is signed by duly authorized representatives of both parties.

     14.8 Governing Law and Jurisdiction. The Agreement shall be governed by and constituted under the laws of the United States and the State of Michigan.





                               AGREEMENT APPROVALS

          FOR                                               FOR
Continental Teves AG & Co. oHG              SYSTRON DONNER INERTIAL DIVISION


By:      /s/ Elmar Degenhart                    By:      /s/ Gerald Brasuell
    ---------------------------------              -----------------------------
              (Signature)                                     (Signature)


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Name:   E.  Degenhart                       Name:   Gerald Brasuell
      ------------------------------              ------------------------------

Title: Vice President BU EBS                Title: VP & General Manager
       -----------------------------              ------------------------------

Date: April, 26, 01                                  Date: 3-19-01
      ------------------------------              ------------------------------



By: /s/ H. Jurgens
    --------------------------------
             (Signature)

Name: H. Jurgens
      ------------------------------

Title: Dir. Purchasing
       -----------------------------

Date: April, 26, 01
      ------------------------------

                        Systron Donner Inertial Division
                         Supply & Development Agreement
                                Continental Teves

                                   Attachments



          #          Attachment

          1          Product Specification

          2          Development Plan
                     [*] Table
                     [*] Charts/Launch Timing

          3          Production Plan
                         Production Schedules
                         Capacity Charts

          4          Pricing Matrix
                         Assumptions

          5          Confidentiality Agreement

          6          General Terms & Conditions

          7          Morganton Agreement

          8          CT [*]
                           [*]
                           [*]



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                         ATTACHMENT #1 (SPECIFICATIONS)

                                       [*]










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ATTACHMENT 2





                            CLUSTER DEVELOPMENT PLAN

                                  ATTACHMENT 2


CLUSTER DEVELOPMENT PLAN

1.   SCOPE OF WORK

     1.1 This plan describes a joint development effort of a [*] derived from the [*]. Utilizing the existing AQRS unit developed by SDID, the parties shall cooperate in identifying changes to the AQRS unit necessary to meet the specifications and configurations required by CT customers. CT will [*] to modify the AQRS and implement the changes identified by the parties. The changes shall include development and inclusion of the [*] within the [*]. SDID will perform such tests, analyses and investigations of the modified AQRS unit as SDID and CT determine are necessary. The approach is representative, and deviations from this approach may occur due to a variety of factors.

2.   DEVELOPMENT PLAN

     2.1     Listed  below  are the  development  phases  necessary  to  achieve
             production   ready  designs.   This  uses  CT  methodology  and  is
             structured to mitigate both technical and schedule risk.

DEVELOPMENT PLAN TABLE

-------------------- --------------------------------- -------------------------
PHASE                CONFIGURATION                     OBJECTIVE
-------------------- --------------------------------- -------------------------
       F04-1         [*]                               [*]
-------------------- --------------------------------- -------------------------
       F04-2         [*]                               [*]
-------------------- --------------------------------- -------------------------
       F05-1         [*]                               [*]
-------------------- --------------------------------- -------------------------
     F05-2/F06       [*]                               [*]
-------------------- --------------------------------- -------------------------
F07                                     [*]            [*]
-------------------- --------------------------------- -------------------------
F08                                     [*]            Production
-------------------- --------------------------------- -------------------------


     2.2 The above table describes the planned development phases for both [*]. Other configurations will address [*]. The specific configuration of each phase may be adjusted during the development process to reflect testing results or other technical or programmatic considerations. Additional testing and qualification will be conducted for [*] that incorporate an [*]. This will insure readiness [*] as required by CT and its customers.

     2.3 CT may request modifications to the [*] and/or the scope of development by negotiation with SDID based on cost and time schedule. SDID will implement modifications after the parties reach mutual agreement on technical approach,


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             price and schedule.  After  production  release occurs,  SDID shall obtain CT approval for any product or process changes, according to QS9000, that may have an effect on the performance of the unit or its interface with the [*].

3.   PRODUCT CONFIGURATION AND LAUNCH SEQUENCE

The attached [*] Configuration Matrix defines [*] of product, with [*] within [*]. [*]

The following product configuration sequence is the plan to minimize technical and schedule risk and meet Continental Teves customer's needs:

------------------------------- --------------------- --------------------------
                  [*]                      [*]                 START OF
                                                              PRODUCTION
------------------------------- --------------------- --------------------------

          Standard              [*]
                                                      [*]

------------------------------- --------------------- --------------------------

                                [*]
             [*]                                      [*]

------------------------------- --------------------- --------------------------
             [*]                           [*]
                                                                   [*]

------------------------------- --------------------- --------------------------
             [*]                [*]
                                                      [*]
------------------------------- --------------------- --------------------------


4.   CLUSTER ASSEMBLY DEVELOPMENT SCHEDULE AND [*] MATRIX

The development of the [*] indicated in paragraph 3 above shall be guided by the four (4) Development Schedules attached. Each schedule includes a [*] indicating the division of responsibilities between SDID and CT. SDID shall work with CT to adjust all schedules upon mutual agreement to best serve the needs of CT and CT's customers.

5.   RESOURCE COMMITMENTS

SDID agrees to identify and commit the appropriate personnel, facilities and equipment to reasonably coordinate and support the activities which are the subject of the Agreement and to use reasonable best efforts to achieve the product and schedule identified in this Agreement.


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OMITTED PORTIONS.

CT  agrees  to  provide  technical  development,   guidance  and  support  in  a
collaborative development effort with SDID.

         5.1 Continental Teves [*].
         CT agrees to provide [*] resources to develop [*] versions that incorporate [*] as well as [*] in addition to [*]. CT agrees to provide full documentation of the [*] for release in the SDID Document Control system.

         5.2 [*].

         CT agrees to provide full specification and technical support for the [*] so that SDID can correctly incorporate them into the [*] design and support them in production.

         5.3 [*]

         CT and SDID agree to collaborate on the selection of [*] to minimize schedule and technical risk and ensure compatibility between platform environment and [*].

6.   FUNDING

         6.1 Development Expense

         [*], based upon [*].



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

                            [*] CONFIGURATION MATRIX
----------------------------- ------------------------- ------------------------- -------------------------- -----------------------
               [*]                    STANDARD                    [*]                        [*]                      [*]
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
                     OEM P/M      X             X           X            X             X            X             X           X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
                      CT P/N     [*]           [*]         [*]          [*]           [*]          [*]           [*]         [*]
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
                    SDID P/N     [*]           [*]         [*]          [*]            X            X            [*]         [*]
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
SENSOR                            X             X           X            X             X            X             X           X
MODULE
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
  PWB ASSY
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                            X             X                                                                 X           X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                                 X            X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                      X            X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
[*]
MODULE                            X             X           X            X             X            X             X           X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
  PWB ASSY
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                            X                                                                               X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                          X                                                                             X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                      X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                   X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                                 X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                                              X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
  HOUSING BASE
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   Standard                   X (.5mm dev) X (.5mm dev)     X            X             X            X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                                                            X           X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
  CONNECTOR/KEY
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                            X             X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                                   X                          X                         X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------
   [*]                                                      X                          X                          X
----------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ----------- -----------

NOTE 1:  Each column represents a [*] configuration [*]                                                          Date:  02/20/01
NOTE 2:  Each X represents a unique TBD part number                                                       cluster_config_pn_5.xls


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

--------------------------------------------------------------------------------------------------------------------------------
                                        MILESTONES SENSOR CLUSTER SC01
------- ------------------------- ------- ------- ----- ----------------- ----------------- ----------------- ------------------
  ID    Task Name                  SDID     CT            1st Quarter         2nd Quarter      3rd Quarter           4th Quarter
------- ------------------------- ------- ------- ----- ----------------- ----------------- ----------------- ------------------
                                                   Dec   Jan   Feb   Mar   Apr   May   Jun   Jul   Aug   Sep   Oct   Nov   Dec
------- ------------------------- ------- ------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- -------
  [     *                                                                                                                       ]
------- ------------------------- ------- ------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -------

------------------------------------ ------ ---------- ----------------------- -----------------------------------------------------
Project Milestones Sensorcluster     Task              Milestone         o     Summary
SC01
Date:  Feb 20 `01
------------------------------------------------------ ------------------------------------------------------ ----------------------
Milestones Sensorcluster SC01 SD                                              Page 1                           STATUS AS OF: 2/20/01
------------------------------------------------------ ------------------------------------------------------ ----------------------


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

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MILESTONES [*]
-----------------------------------------------------------------------------------------------------------------------------------
  ID    Task Name  SDID     CT              1Q01            2Q01         3Q01      4Q01           1Q02           2Q02         3Q02
-----------------------------------------------------------------------------------------------------------------------------------
                                  D    J    F    M    A    M   J   J   A    S    O   N    D    J    F   M   A    M   J    J   A   S
-----------------------------------------------------------------------------------------------------------------------------------
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Project Milestones [*]                Task |       |    Milestone *             Summary
Date:  Feb 20 '01
------------------------------------------------------------------------------------------------------------------------------------
Milestones [*]                                                   Page 2                                        STATUS AS OF: 2/20/01
------------------------------------------------------------------------------------------------------------------------------------


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

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MILESTONES [*]
-----------------------------------------------------------------------------------------------------------------------------------
  ID    Task Name  SDID     CT              1Q01            2Q01         3Q01      4Q01           1Q02           2Q02         3Q02
-----------------------------------------------------------------------------------------------------------------------------------
                                  D    J    F    M    A    M   J   J   A    S    O   N    D    J    F   M   A    M   J    J   A   S
-----------------------------------------------------------------------------------------------------------------------------------
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----

-----------------------------------------------------------------------------------------------------------------------------------
Project Milestones [*]                Task |       |    Milestone *             Summary
Date:  Feb 20 '01
------------------------------------------------------------------------------------------------------------------------------------
Milestones [*]                                                   Page 3                                        STATUS AS OF: 2/20/01
------------------------------------------------------------------------------------------------------------------------------------


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

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MILESTONES [*]
-----------------------------------------------------------------------------------------------------------------------------------
  ID    Task Name  SDID     CT              1Q01            2Q01         3Q01      4Q01           1Q02           2Q02         3Q02
-----------------------------------------------------------------------------------------------------------------------------------
                                  D    J    F    M    A    M   J   J   A    S    O   N    D    J    F   M   A    M   J    J   A   S
-----------------------------------------------------------------------------------------------------------------------------------
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----

-----------------------------------------------------------------------------------------------------------------------------------
Project Milestones [*]                Task |       |    Milestone *             Summary
Date:  Feb 20 '01
------------------------------------------------------------------------------------------------------------------------------------
Milestones [*]                                                   Page 1                                       STATUS AS OF: 2/20/01
------------------------------------------------------------------------------------------------------------------------------------


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-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MILESTONES [*]
-----------------------------------------------------------------------------------------------------------------------------------
  ID    Task Name  SDID     CT              1Q01            2Q01         3Q01      4Q01           1Q02           2Q02         3Q02
-----------------------------------------------------------------------------------------------------------------------------------
                                  D    J    F    M    A    M   J   J   A    S    O   N    D    J    F   M   A    M   J    J   A   S
-----------------------------------------------------------------------------------------------------------------------------------
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----
  [     *                                                                                                                        ]
------- -------- --------- -----

-----------------------------------------------------------------------------------------------------------------------------------
Project Milestones [*]                Task |       |    Milestone *             Summary
Date:  Feb 20 '01
------------------------------------------------------------------------------------------------------------------------------------
Milestones [*]                                                   Page 1                                       STATUS AS OF: 2/20/01
------------------------------------------------------------------------------------------------------------------------------------


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

                                  ATTACHMENT 3

                          CLUSTER 2001 PRODUCTION PLAN

The production plan for the manufacture of the [*] supports the launch requirements of Continental Teves. The approach and commitment to the preparation of production by SDID is predicated on the definitization of this agreement, [*] and the [*] and [*] as defined in the Morganton Agreement.

1.0 Production Capacity. In agreement with the supply and development agreement, capacity for the [*] is set to produce [*] with a [*]. This [*]. Additional capacity, when required, will be put in place by SDID to support rates over [*], however consideration must be given to adequate lead-time for SDID and its suppliers to support alternate higher rates. The Cluster 2001 is made up of [*]. Since the [*] are not known at this time, all capacity planning for the sensor module is assumed to be redundant. All [*] noted in [*] are estimates at this time, based on the current understanding of the product, which is in development. [*] may vary as the design and process is finalized and negotiated prices for the [*] are determined.

1.1.1                      [*].  The  [*]  process   will   require   additional
                           equipment as identified in the [*] to support the ramp up plan.

1.1.2                      [*].  The  [*]  process   will   require   additional
                           equipment as identified in [*] to support the ramp up plan.

1.2 Cluster Final Assembly. [*]. [*] (if necessary) is performed prior to shipment. This process is planned to start with initial capacity at SDID [*]

2.0 Production Facilities. All planning and pricing (except as noted for [*]) is based on [*]. Consideration will be given to requests from Continental Teves to consider [*]. [*] for [*] effect the target pricing as noted in Attachment 4 of the supply and development agreement.

3.0      [*]


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

             SDID/CT CLUSTER PLANNING 17.NOV.00 (UPDATED 02/13/2001)

                                      TOTAL QTY BY FISCAL YEAR
-------------------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW

PLATFORM          DESIGN            FY 01          FY 02         FY 03         FY 04         FY 05
================================ ============= ============== ============= ============= =============
CLUSTER        [*]                          -            [*]           [*]           [*]           [*]
               [*]                          -            [*]             -           [*]           [*]
               ----------------- ------------- -------------- ------------- ------------- -------------
               [*]                          -            [*]           [*]           [*]           [*]
               [*]                          -            [*]           [*]           [*]           [*]
============== ================= ============= ============== ============= ============= =============
                  CLUSTER  TOTAL            -            [*]           [*]           [*]           [*]
================================ ============= ============== ============= ============= =============
   CT SCHED TOTAL                           -            [*]           [*]           [*]           [*]
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
    CT SCHED - SDID PORTION
PLATFORM          DESIGN            FY 01          FY 02         FY 03         FY 04         FY 05
================================ ============= ============== ============= ============= =============
CLUSTER        [*]                          -            [*]           [*]           [*]           [*]
               [*]                          -            [*]             -           [*]           [*]
               ----------------- ------------- -------------- ------------- ------------- -------------
               [*]                          -            [*]           [*]           [*]           [*]
               [*]                          -            [*]           [*]           [*]           [*]
============== ================= ============= ============== ============= ============= =============
                  CLUSTER  TOTAL            -            [*]           [*]           [*]           [*]
============== ================= ============= ============== ============= ============= =============
   SDID PORTION TOTAL                                    [*]           [*]           [*]           [*]
================================ ============= ============== ============= ============= =============
SENSOR MODULE                                            [*]           [*]           [*]           [*]
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
     CT SCHED - CT PORTION
PLATFORM          DESIGN            FY 01          FY 02         FY 03         FY 04         FY 05
-------------------------------- ------------- -------------- ------------- ------------- -------------
CLUSTER        [*]                          -            [*]           [*]             -             -
                                 ------------- -------------- ------------- ------------- -------------
               [*]                          -              -           [*]           [*]           [*]
                                 ------------- -------------- ------------- ------------- -------------
               [*]                          -              -           [*]           [*]           [*]
-------------------------------- ------------- -------------- ------------- ------------- -------------
   CT PORTION TOTAL                         -            [*]           [*]           [*]           [*]
-------------------------------- ------------- -------------- ------------- ------------- -------------

                                    CT TOTAL BY CALENDAR YEAR
--------------------------------  ---------------------------------------------------------------------
     CT SCHED 17.11.00 RAW

PLATFORM          DESIGN             CY 01         CY 02         CY 03         CY 04         CY 05
================================  ============= ============= ============= ============= =============
CLUSTER        [*]                           -           [*]           [*]           [*]           [*]
               [*]                         [*]           [*]             -           [*]           [*]
               -----------------  ============= ------------- ------------- ------------- -------------
               [*]                           -           [*]           [*]           [*]           [*]
               [*]                           -           [*]           [*]           [*]           [*]
============== =================  ============= ============= ============= ============= =============
                  CLUSTER  TOTAL           [*]           [*]           [*]           [*]           [*]
================================  ============= ============= ============= ============= =============
   CT SCHED TOTAL                          [*]           [*]           [*]           [*]           [*]
-------------------------------- ----------------------------------------------------------------------


-------------------------------- ----------------------------------------------------------------------
    CT SCHED - SDID PORTION
PLATFORM          DESIGN             CY 01         CY 02         CY 03         CY 04         CY 05
================================  ============= ============= ============= ============= =============
CLUSTER        [*]                           -           [*]           [*]           [*]           [*]
               [*]                         [*]           [*]             -           [*]           [*]
               -----------------  ------------- ------------- ------------- ------------- -------------
               [*]                           -           [*]           [*]           [*]           [*]
               [*]                           -           [*]           [*]           [*]           [*]
============== =================  ============= ============= ============= ============= =============
                  CLUSTER  TOTAL           [*]           [*]           [*]           [*]           [*]
============== =================  ============= ============= ============= ============= =============
   SDID PORTION TOTAL                      [*]           [*]           [*]           [*]           [*]
================================  ============= ============= ============= ============= =============
SENSOR MODULE                                -           [*]           [*]           [*]           [*]
-------------------------------- ----------------------------------------------------------------------


-------------------------------- ----------------------------------------------------------------------
     CT SCHED - CT PORTION
PLATFORM          DESIGN             CY 01         CY 02         CY 03         CY 04         CY 05
--------------------------------  ------------- ------------- ------------- ------------- -------------
CLUSTER        [*]                           -           [*]             -             -             -
                                  ------------- ------------- ------------- ------------- -------------
               [*]                           -             -           [*]           [*]           [*]
                                  ------------- ------------- ------------- ------------- -------------
               [*]                           -             -           [*]           [*]           [*]
--------------------------------  ------------- ------------- ------------- ------------- -------------
   CT PORTION TOTAL                          -           [*]           [*]           [*]           [*]
--------------------------------  ------------- ------------- ------------- ------------- -------------

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

                                   SDID / CT CLUSTER PLANNING 17.NOV.00 (UPDATED 02/13/2001)
--------------------------------- --------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW         2001 (UPDATED 02/13/2001 WITH CT T.WOLF SCHED DATED 22.01.01)
PLATFORM       DESIGN               Jan-2001    Feb-2001   Mar-2001    Apr-2001   May-2001    Jun-2001    Jul-2001   Aug-2001
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
                    CLUSTOR TOTAL         --         --          --         --          --          --         --          --
================================= =========== ========== =========== ========== =========== =========== ========== ===========
         CT SCHED TOTAL                   --         --          --         --          --          --         --          --

    CT SCHED - SDID PORTION        2,001
PLATFORM       DESIGN              Jan-2001   Feb-2001    Mar-2001   Apr-2001    May-2001    Jun-2001   Jul-2001    Aug-2001
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
                   CLUSTOR TOTAL          --         --          --          --         --          --         --          --
================================  =========== ========== =========== =========== ========== =========== ========== ===========
       SDID PORTION TOTAL                 --         --          --         --          --          --         --          --
--------------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
SENSOR MODULE                             --         --          --         --          --          --         --          --

     CT SCHED - CT PORTION         2,001
PLATFORM       DESIGN              Jan-2001   Feb-2001    Mar-2001   Apr-2001    May-2001    Jun-2001   Jul-2001    Aug-2001
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTOR        [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CT PORTION TOTAL                          --         --          --         --          --          --         --          --

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW    2001 (UPDATED 02/13/2001 WITH CT T.WOLF SCHED DATED 22.01.01)
PLATFORM       DESIGN             Sep-2001   Oct-2001    Nov-2001   Dec-2001    TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTER        [*]                       --          --         --          --          --
               [*]                       --         [*]        [*]         [*]         [*]
               [*]                       --          --         --          --          --
               [*]                       --          --         --          --          --
============== ================== ========== =========== ========== =========== ===========
                    CLUSTOR TOTAL        --         [*]        [*]         [*]         [*]
================================= ========== =========== ========== =========== ===========
         CT SCHED TOTAL                  --         [*]        [*]         [*]         [*]

   CT SCHED - SDID PORTION
PLATFORM       DESIGN             Sep-2001    Oct-2001   Nov-2001    Dec-2001     TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTER        [*]                       --          --         --          --          --
               [*]                       --         [*]        [*]         [*]         [*]
               [*]                       --          --         --          --          --
               [*]                       --          --         --          --          --
============== ================== ========== =========== ========== =========== ===========
                   CLUSTOR TOTAL         --         [*]         [*]        [*]         [*]
================================  =========== ========== =========== ========== ===========
       SDID PORTION TOTAL                --         [*]        [*]         [*]         [*]
--------------------------------- ---------- ----------- ---------- ----------- -----------
SENSOR MODULE                            --          --         --          --          --

     CT SCHED - CT PORTION
PLATFORM       DESIGN             Sep-2001    Oct-2001   Nov-2001    Dec-2001     TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTOR        [*]                       --          --         --          --          --
               [*]                       --          --         --          --          --
               [*]                       --          --         --          --          --
============== ================== ========== =========== ========== =========== ===========
CT PORTION TOTAL                         --          --         --          --          --

-------------------------------------------------------------------------------------------

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

                     SDID/CT GRS/CLUSTER PLANNING 17.NOV.00
------------------------------------------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW         2,002

PLATFORM       DESIGN             Jan-2002    Feb-2002   Mar-2002    Apr-2002    May-2002    Jun-2002    Jul-2002   Aug-2002
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                        --         --          --         --          --         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                        --         --          --         --          --          --        [*]         [*]
               [*]                        --         --          --        [*]         [*]         [*]        [*]         [*]
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
                    CLUSTOR TOTAL        [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
================================= =========== ========== =========== ========== =========== =========== ========== ===========
         CT SCHED TOTAL                  [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

    CT SCHED - SDID PORTION        2,002
PLATFORM       DESIGN              Jan-2002   Feb-2002    Mar-2002   Apr-2002    May-2002    Jun-2002   Jul-2002    Aug-2002
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                        --         --          --         --          --         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                        --         --          --         --          --          --        [*]         [*]
               [*]                        --         --          --        [*]         [*]         [*]        [*]         [*]
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
                   CLUSTOR TOTAL         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
================================  =========== ========== =========== =========== ========== =========== ========== ===========
       SDID PORTION TOTAL                [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
--------------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
SENSOR MODULE                             --         --          --         --          --          --        [*]         [*]

     CT SCHED - CT PORTION        2,002
PLATFORM       DESIGN              Jan-2002   Feb-2002    Mar-2002   Apr-2002    May-2002    Jun-2002   Jul-2002    Aug-2002
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTOR        [*]                        --         --          --         --          --          --        [*]         [*]
               [*]                        --         --          --         --          --          --         --          --
               [*]                        --         --          --         --          --          --         --          --
============== ================== =========== ========== =========== ========== =========== =========== ========== ===========
CT PORTION TOTAL                          --         --          --         --          --          --        [*]         [*]
------------------------------------------------------------------------------------------------------------------------------


--------------------------------- ----------------------------------------------------------
     CT SCHED 17.11.00 RAW

PLATFORM       DESIGN              Sep-2002   Oct-2002    Nov-2002   Dec-2002       TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTER        [*]                       [*]         [*]        [*]         [*]         [*]
               [*]                        --          --         --          --         [*]
               [*]                       [*]         [*]        [*]         [*]         [*]
               [*]                       [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ===========
                    CLUSTOR TOTAL        [*]         [*]        [*]         [*]         [*]
=================================  ========== =========== ========== =========== ===========
         CT SCHED TOTAL                  [*]         [*]        [*]         [*]         [*]

    CT SCHED - SDID PORTION

PLATFORM       DESIGN              Sep-2002    Oct-2002   Nov-2002    Dec-2002     TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTER        [*]                       [*]         [*]        [*]         [*]         [*]
               [*]                        --          --         --          --         [*]
               [*]                       [*]         [*]        [*]         [*]         [*]
               [*]                       [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ===========
                   CLUSTOR TOTAL         [*]         [*]         [*]        [*]         [*]
================================ ============ ========== =========== ========== ===========
       SDID PORTION TOTAL                [*]         [*]        [*]         [*]         [*]
---------------------------------  ---------- ----------- ---------- ----------- -----------
SENSOR MODULE                            [*]         [*]        [*]         [*]         [*]

     CT SCHED - CT PORTION

PLATFORM       DESIGN              Sep-2002    Oct-2002   Nov-2002    Dec-2002     TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTOR        [*]                       [*]         [*]        [*]         [*]         [*]
               [*]                        --          --         --          --          --
               [*]                        --          --         --          --          --
============== ==================  ========== =========== ========== =========== ===========
CT PORTION TOTAL                         [*]         [*]        [*]         [*]         [*]
--------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       SDID/CT CLUSTER PLANNING 17.NOV.00
-------------------------------------------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW         2,003
PLATFORM       DESIGN              Jan-2003    Feb-2003   Mar-2003    Apr-2003   May-2003    Jun-2003    Jul-2003   Aug-2003
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                        --         --          --         --          --          --         --          --
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
                    CLUSTOR TOTAL        [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
=================================  =========== ========== =========== ========== =========== =========== ========== ===========
         CT SCHED TOTAL                  [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

    CT SCHED - SDID PORTION        2,003
PLATFORM       DESIGN              Jan-2003    Feb-2003    Mar-2003    Apr-2003    May-2003    Jun-2003   Jul-2003    Aug-2003
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                        --         --          --         --          --          --         --          --
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
                    CLUSTOR TOTAL        [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
=================================  =========== ========== =========== =========== ========== =========== ========== ===========
       SDID PORTION TOTAL                [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
---------------------------------  ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
SENSOR MODULE                            [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

     CT SCHED - CT PORTION         2,003
PLATFORM       DESIGN              Jan-2003     Feb-2003   Mar-2003    Apr-2003    May-2003    Jun-2003   Jul-2003    Aug-2003
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTOR        [*]                        --         --          --         --          --          --         --          --
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CT PORTION TOTAL                         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW
PLATFORM       DESIGN              Sep-2003   Oct-2003    Nov-2003   Dec-2003    TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTER        [*]                     [*]         [*]        [*]         [*]         [*]
               [*]                      --          --         --          --          --
               [*]                     [*]         [*]        [*]         [*]         [*]
               [*]                     [*]         [*]        [*]         [*]         [*]
============== ================== ========== =========== ========== =========== ===========
                    CLUSTOR TOTAL      [*]         [*]        [*]         [*]         [*]
================================= ========== =========== ========== =========== ===========
         CT SCHED TOTAL                [*]         [*]        [*]         [*]         [*]

    CT SCHED - SDID PORTION
PLATFORM       DESIGN              Sep-2003    Oct-2003   Nov-2003    Dec-2003     TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTER        [*]                     [*]         [*]        [*]         [*]         [*]
               [*]                      --          --         --          --          --
               [*]                     [*]         [*]        [*]         [*]         [*]
               [*]                     [*]         [*]        [*]         [*]         [*]
============== ================== ========== =========== ========== =========== ===========
                    CLUSTOR TOTAL      [*]        [*]         [*]        [*]         [*]
================================= =========== ========== =========== ========== ===========
       SDID PORTION TOTAL              [*]         [*]        [*]         [*]         [*]
--------------------------------- ---------- ----------- ---------- ----------- -----------
SENSOR MODULE                          [*]         [*]        [*]         [*]         [*]

     CT SCHED - CT PORTION
PLATFORM       DESIGN              Sep-2003    Oct-2003   Nov-2003    Dec-2003     TOTAL
============== ================== ========== =========== ========== =========== ===========
CLUSTOR        [*]                      --          --         --          --          --
               [*]                     [*]         [*]        [*]         [*]         [*]
               [*]                     [*]         [*]        [*]         [*]         [*]
============== ================== ========== =========== ========== =========== ===========
CT PORTION TOTAL                       [*]         [*]        [*]         [*]         [*]
------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       SDID/CT CLUSTER PLANNING 17.NOV.00

--------------------------------------------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW         2,004
PLATFORM       DESIGN              Jan-2004    Feb-2004   Mar-2004    Apr-2004   May-2004    Jun-2004    Jul-2004   Aug-2004
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                         -          -           -          -           -           -        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
                    CLUSTOR TOTAL        [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
=================================  =========== ========== =========== ========== =========== =========== ========== ===========
         CT SCHED TOTAL                  [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

    CT SCHED - SDID PORTION        2,004
PLATFORM       DESIGN              Jan-2004   Feb-2004    Mar-2004   Apr-2004    May-2004    Jun-2004   Jul-2004    Aug-2004   S
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                         -          -           -          -           -           -        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
                   CLUSTOR TOTAL         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
================================   =========== ========== =========== =========== ========== =========== ========== ===========
       SDID PORTION TOTAL                [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
--------------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- -
SENSOR MODULE                            [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

     CT SCHED - CT PORTION         2,004
PLATFORM       DESIGN              Jan-2004   Feb-2004    Mar-2004   Apr-2004    May-2004    Jun-2004   Jul-2004    Aug-2004   S
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CLUSTOR        [*]                         -          -           -          -           -           -          -           -
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ===========
CT PORTION TOTAL                         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------  ---------------------------------------------------------
     CT SCHED 17.11.00 RAW
PLATFORM       DESIGN              Sep-2004   Oct-2004    Nov-2004   Dec-2004    TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTER        [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ===========
                    CLUSTOR TOTAL       [*]         [*]        [*]         [*]         [*]
=================================  ========== =========== ========== =========== ===========
         CT SCHED TOTAL                 [*]         [*]        [*]         [*]         [*]

    CT SCHED - SDID PORTION
PLATFORM       DESIGN               Sep-2004   Oct-2004    Nov-2004    Dec-2004     TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTER        [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ===========
                   CLUSTOR TOTAL        [*]         [*]        [*]         [*]         [*]
================================   =========== ========== =========== ========== ===========
       SDID PORTION TOTAL               [*]         [*]        [*]         [*]         [*]
--------------------------------- ---------- ----------- ---------- ----------- -----------
SENSOR MODULE                           [*]         [*]        [*]         [*]         [*]

     CT SCHED - CT PORTION
PLATFORM       DESIGN               Sep-2004   Oct-2004    Nov-2004    Dec-2004     TOTAL
============== ==================  ========== =========== ========== =========== ===========
CLUSTOR        [*]                        -           -          -           -           -
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ===========
CT PORTION TOTAL                        [*]         [*]        [*]         [*]         [*]
-------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       SDID/CT CLUSTER PLANNING 17.NOV.00
-------------------------------------------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW         2,005
PLATFORM       DESIGN              Jan-2005    Feb-2005   Mar-2005    Apr-2005   May-2005    Jun-2005    Jul-2005   Aug-2005
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
                    CLUSTOR TOTAL        [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
=================================  =========== ========== =========== ========== =========== =========== ========== ============
         CT SCHED TOTAL                  [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

    CT SCHED - SDID PORTION        2,005
PLATFORM       DESIGN              Jan-2005   Feb-2005    Mar-2005   Apr-2005    May-2005    Jun-2005   Jul-2005    Aug-2005
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
CLUSTER        [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
                   CLUSTOR TOTAL         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
================================   =========== ========== =========== =========== ========== =========== ========== ============
       SDID PORTION TOTAL                [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
--------------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
SENSOR MODULE                            [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]

     CT SCHED - CT PORTION         2,005
PLATFORM       DESIGN              Jan-2005   Feb-2005    Mar-2005   Apr-2005    May-2005    Jun-2005   Jul-2005    Aug-2005
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
CLUSTOR        [*]                         -          -           -          -           -           -          -           -
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
               [*]                       [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
============== ==================  =========== ========== =========== ========== =========== =========== ========== ============
CT PORTION TOTAL                         [*]        [*]         [*]        [*]         [*]         [*]        [*]         [*]
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
     CT SCHED 17.11.00 RAW
PLATFORM       DESIGN              Sep-2005   Oct-2005    Nov-2005   Dec-2005    TOTAL
============== ==================  ========== =========== ========== =========== ==========
CLUSTER        [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ==========
                    CLUSTOR TOTAL       [*]         [*]        [*]         [*]         [*]
=================================  ========== =========== ========== =========== ==========
         CT SCHED TOTAL                 [*]         [*]        [*]         [*]         [*]

    CT SCHED - SDID PORTION
PLATFORM       DESIGN              Sep-2005    Oct-2005    Nov-2005    Dec-2005     TOTAL
============== ==================  ========== =========== ========== =========== ==========
CLUSTER        [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ==========
                   CLUSTOR TOTAL        [*]         [*]        [*]         [*]         [*]
================================   =========== ========== =========== ========== ==========
       SDID PORTION TOTAL               [*]         [*]        [*]         [*]         [*]
--------------------------------- ---------- ----------- ---------- ----------- -----------
SENSOR MODULE                           [*]         [*]        [*]         [*]         [*]

     CT SCHED - CT PORTION
PLATFORM       DESIGN               Sep-2005    Oct-2005   Nov-2005    Dec-2005     TOTAL
============== ==================  ========== =========== ========== =========== ==========
CLUSTOR        [*]                        -           -          -           -           -
               [*]                      [*]         [*]        [*]         [*]         [*]
               [*]                      [*]         [*]        [*]         [*]         [*]
============== ==================  ========== =========== ========== =========== ==========
CT PORTION TOTAL                        [*]         [*]        [*]         [*]         [*]
-------------------------------------------------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                        [*]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                        [*]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                        [*]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Attachment 4

                        Systron Donner Inertial Division
                      Cluster 2001 Budgetary Target Pricing
                              December 20, 2000 Fax
                              Calendar Year Pricing
                                    [*]           [*]          [*]          [*]           [*]          [*]
                                              -------------------------
                                    [*]                 [*]                 [*]           [*]          [*]
                                              -------------------------
Current Year                             [*]          [*]          [*]           [*]          [*]          [*]
Next Year                                [*]          [*]                        [*]          [*]
                                         ---          ---                        ---          ---
Tot Calendar                             [*]          [*]                        [*]          [*]          [*]
                                                               [*]
[*]
   -[*]                                  [*]          [*]          [*]           [*]          [*]          [*]   [*]
   -[*]                                  [*]                       [*]           [*]          [*]          [*]   [*]

[*]
   -[*]                                  [*]                       [*]           [*]          [*]          [*]

[*]
   -[*]                                                            [*]           [*]          [*]          [*]   [*]
   -[*]                                                            [*]           [*]          [*]          [*]
   -[*]                                                            [*]           [*]          [*]          [*]

[*]
   -[*]                                                            [*]           [*]          [*]          [*]
   -[*]                                                            [*]           [*]          [*]          [*]

[*]
   -[*]                                                            [*]           [*]          [*]          [*]
   -[*]                                                            [*]           [*]          [*]          [*]

[*]
   -[*]                                                            [*]           [*]          [*]          [*]
   -[*]                                                            [*]           [*]          [*]          [*]


[*]
   -[*]                                                            [*]           [*]          [*]          [*]   [*]
   -[*]                                                            [*]           [*]          [*]          [*]

[*]
   -[*]                                                            [*]           [*]          [*]          [*]


Continental Teves and SDID shall negotiate annually in October, the pricing of Clusters and Sensors Modules for the next calendar year. This shall be based on current information available as to cost, technology and quantity and in keeping with the intent of the Morganton Agreement dated November 8, 2000.


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        Systron Donner Inertial Division

                      Cluster 2001 Budgetary Target Pricing

                              December 20, 2000 Fax

                              Calendar Year Pricing

Assumptions:

1. This is based on [*] numbers and requires additional work to develop firmer pricing targets.

2.      [*]

3. Calendar 2002 is a blended average price for Jan-March in [*] costs, April-Sept [*] FY02 costs, and [*] FY03 costs. Delays in [*] will increase prices.

4.      Calendar 2002 mid year is [*].

5.      [*] and [*] is launched per the Nov 17, 2000 CT forecasts.

6.      All quantities are per CT Nov 17, 2000 Forecast.

7. No pricing is available at this time for the [*] and is assumed for this budgetary quote to be [*].

        Note: Pricing Revised- [*]

                               [*]

The [*] is an estimate only. CT needs to send a final price for firm quote.

8.      Burden rates assume CT agreed to [*] in both [*].

9. After further discussion with CT, SDID will update this proposal with additional costs for both [*] based on the [*].


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 5

                            CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

This Agreement is effective between

Systron Donner Inertial Division a division of BEI Sensors and Systems Company, having a principal place of business at 2700 Systron Drive, Concord, California 94518-1399 (hereinafter "SDID").

and

Continental Teves AG & CO oHG,

a  corporation  of  Germany,   having  a  principal   place  of  business  at  7
Guerickestrasse, 60488 Frankfurt/Main, Federal Republic of Germany (hereinafter "CT").

1.       Information, Documents, Samples

         CT, or their representative, and SDID, or their representative (hereinafter each "Company" and collectively "Companies") will supply to each other for the purpose of the investigation of a supply relationship between SDID and CT concerning [*]

         -   various oral information (hereinafter "Information") and/or

         -   documents such as
                  hardware, firmware, software and related papers, computer printouts, other data carriers, electronic data processing records, programs and/or other documents, in particular illustrative media, drawings, descriptions, specifications, reports, cards, microfilms, (hereinafter "Documents") and/or samples or models (hereinafter "Samples").

2.       Confidentiality, Restriction of Use

         The Companies agree to keep confidential all Information and Documents and/or Samples supplied to each other, to keep them under lock and key when stored. The receiving Company will give access to Information,

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         Documents and/or Samples only to those of its employees who need to know. All employees of the receiving Company are obliged to confidentiality, even if they are not directly involved in the project.

3.       Property

         The Information and the Documents and/or Samples supplied remain the property of the respective supplier. They are supplied on a lend basis only. The Companies shall return the Documents and/or Samples at any time upon request.

4.       Exceptions

         Notwithstanding any other provisions of this Agreement, the commitment of confidentiality shall not apply to any information which:

                  (a) is or becomes publicly known through no wrongful act on the receiving companies' part;

                  (b) is already known to the receiving Company at the time of disclosure through the supplying Company or their representative and is designated to be known by the receiving Company without undue delay;

                  (c) is received by the Companies from a third party through no wrongful act on the part of the third party or the receiving Company or anyone else.

5.       Reproductions

         The Documents and/or Samples supplied may not be reproduced. Only in special cases will the Companies check whether prior express written consent to reproduce the Documents, which may however be withdrawn at any time, can be given. In the event that such consent is withdrawn, the Companies shall also return the copies of the Documents upon request.

6.       Conditions of Delivery

         The supplied Information, Documents and/or Samples- are entrusted to each of the Companies pursuant the regulations of the Laws Prohibiting Unfair Competition. The Companies may use them solely for the purpose provided or permitted by each other. In particular, the Companies may not use them for manufacturing, or having manufactured, the products concerned for themselves or for third parties and may not dismantle Samples.

7.       Reserve of Rights

         The Companies reserve all rights, including copyrights, in respect of the supplied Samples and/or Information and Documents and the products and parts thereof depicted therein as well as their information contained, at home and abroad, also in the event of a patent being granted or a utility model being registered.

8.       Subject Matter

         Nothing contained in this Agreement shall constitute an obligation for either Company to supply specific Information, Documents and/or Samples to the other Company. Nothing in this Agreement shall grant to either Company the right to make commitments to any kind for or on behalf of the other Company. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture or partnership or formal business Organization of any kind. The exchange of Information, Documents and/or Samples hereunder does not constitute or otherwise imply an offer, acceptance, or promise for any-future contract, or amendment to any existing contract between the Companies.

9.       Disclosure to Third Parties

         Unless otherwise provided in this Agreement, the Information, the Documents and any copies thereof and/or the Samples may not be disclosed to third parties without the prior written consent of the respective supplying Company. If the respective supplying Company consents to the disclosure to a third party, the receiving Company shall, prior to such disclosure, make it binding on that third party to abide by the preceding provisions.

10.      Applicable Law

         This Agreement shall be interpreted and ruled in accordance with the Law of the Federal Republic of Germany, and place of venue will be in Frankfurt am Main, Federal Republic of Germany.

IN WITNESS WHEREOF, the companies have executed this Agreement effective the date of signature of the last of the Companies set forth below.

Continental Teves AG & Co oHG              Systron Donner Inertial Division

By  /s/  [illegible]                       By  /s/ [illegible]
    -------------------------------            ---------------------------------
Title  Dir. Purchasing                     Title  VP & General Manager
       ----------------------------               ------------------------------
And /s/ [illegible]                        And
    -------------------------------           ----------------------------------
Title  Commodity Manager                   Title
       ----------------------------             --------------------------------
Date  March 19, 2001                       Date  3-19-01
      -----------------------------              -------------------------------

                                                                    ATTACHMENT 6

Continental Teves' ("Customer") for the Purchase of Production Material and Spare Parts designated for passenger cars as well as Machinery and Equipment, Auxiliary and Operation Material from their contracting partners ("Suppliers") Terms and Conditions (attached herein) were reviewed and found to be acceptable with the following modifications and/or clarifications and hereby added as Attachment 6 of Development and Supply Agreement:

Part A            Production Material and Spare Parts

I.       Decisive Conditions - This provision is acceptable as modified below:

         The legal relationship between Supplier and Customer shall be the terms and conditions of the Supply and Development Agreement for the cluster assembly and these standard terms and condition as modified herein. In cases of conflict between the Supply and Development Agreement and the standard terms and conditions, the Supply and Development Agreement shall have precedent. Modifications and supplements require written form.

II.      Order

1.       Acceptable

2. This paragraph is acceptable with the sentence modified to read: "Calls for delivery are binding at the latest if the Supplier does not object to them within [*], when calls placed against EDI/Scheduling Agreements are placed with Seller's Customer Service Department [*] and calls for prototype and production purchase orders are placed with the Seller's Manager of Contracts [*]".

         PLEASE NOTE: The personnel in the above referenced departments may be changed upon written notification to the Customer.

3.       Acceptable

III.     Payment

1. Shall be per paragraph 4.4 of the Development and Supply Agreement for [*] shall apply.

2.       Acceptable

3.       Acceptable


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.       Acceptable

IV.      Notice of Defects - Acceptable

V.       Secrecy

1. Acceptable, with the addition of the following: For elements of the design of the [*] at or above the [*]. The [*] and it's electronics as contained in the sensor module is proprietary to SDID (see supply and development agreement para. 1.17 for definitions) and is not constrained by this or any other agreement.

2.       Acceptable

3.       Acceptable

4.       Acceptable

VI. Delivery, Dates of Delivery and Terms of Delivery, Stockkeeping and Continued Deliveries

         Shall be as stated for contract deliveries in accordance with paragraph
         4.3 of the Development and Supply Agreement for [*].

4. Acceptable, but only with adequate lead time. Prices for the extended time shall be subject to mutual agreement.

VII.     Delay in Delivery

         Liabilities shall be in accordance with paragraph 12 of the Development and Supply Agreement for [*].

VIII.    Acts of God - Acceptable

IX.      Quality and Documentation

1.       Acceptable

2.       Acceptable

3.       Acceptable

4.       Acceptable


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

X.       [*]

1. Delete second from last sentence that reads, "The customer shall be entitled to make the rework himself or to have it executed by a third party, the supplier [*]". Change the last sentence to read, "Should the same goods be delivered repeatedly in a defective condition, [*] in accordance with paragraph 13 of the supply and development agreement."

2. [*] shall be in accordance with paragraph 9 of the Development and Supply Agreement for [*].

3.       Acceptable

4. Acceptable with the deletion of the last sentence that reads "For commercial vehicles this shall be valid only if no other agreement has been made."

5.       Acceptable

6.       Acceptable

XI. Liability - Shall be in accordance with paragraph 12 of the Supply and Development Agreement for [*].

XII. Industrial Property Rights - Shall be in accordance with paragraph 10 of the Supply and Development Agreement for [*].

XIII. Precaution Means, Use of Production Means and Confidential Information of the Customer

1.       Acceptable

2.       Acceptable

XIV. Retention of Title - Shall be in accordance with paragraph 4.3 of the Development and Supply Agreement for [*].

XV.      General Terms

1. Acceptable in accordance with Development and Supply Agreement, paragraph 13.2 with the addition of the following "and the proceeding is not resolved in its favor within ninety (90) days after the appropriate service of process" after the words "bankruptcy proceeding...".


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.       Acceptable

3. Shall be in accordance with paragraph 14.7 of the Development and Supply Agreement for [*].

4. Shall be in accordance with paragraph 4.3 of the Development and Supply Agreement for [*].

5. Shall be in accordance with paragraph 14.7 of the Development and Supply Agreement for [*].


PART B     Machinery and Equipment, Auxiliary and Operating Material

This part is not applicable, because CT and SDID will be working together to [*], to this Order or Supplier because this Order is not for [*].


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 7



                               Morganton Agreement
                                November 8, 2000

                                                                    Attachment 7
Common agreement between CT and BEI/SDID:

1. CT [*] SDID [*] over the period [*] at agreed upon prices related to a target curve which will reflect competitive market prices at the time of initial agreement and updated annually to reflect forward pricing pressure due to technology and competition.

2.       CT agrees to [*] SDID its [*].

              (a) CT agrees to [*] to [*] with possible [*]

              (b) CT agrees to [*] any [*] with SDID on a [*] basis, taking into account optimum capacity utilization between the 2 parties which are SDID-Concord and CT-Hungry.

3. CT & SDID agree to work jointly in addressing potential [*] and in diligently pursuing acceptable solutions in technology and costs.

4. In the event CT is unable to proceed under any of point 1), 2), or 3), SDID will be immediately [*]. If CT is able to proceed under points 1),
         2), and 3), the [*].

5. CT & SDID will work jointly in optimizing the efficiency of the procurement process, with SDID taking the lead in the [*] & CT taking the lead in the [*]. The parties will take full advantage of CT's [*], where ever feasible.

6. Both parties agree to enter a development agreement to address improvements in existing technologies and to develop advanced technologies for future years, including [*]. This agreement will also include [*].

              (a) In the event CT intends to [*] on a [*],  BEI will be notified and will be [*].

              (b) There will be a [*],  where both parties will work together to
                  [*], which will be the basis of the development agreement mentioned in item 6:

7. Both parties agree to install a Cost-Review Process, which is based on an action list to achieve the targets: mentioned-under 1) and 3). Common meetings will take place frequently (for example: every 2 months). Participants engineering, purchasing and costing.


Morganton, November 8, 2000
/s/  [illegible]           /s/ [illegible]           /s/ [illegible]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 8

                                     [*] MOU

                                     [*] MOU


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  ATTACHMENT 8

                                   [BEI LOGO]

                           MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding  (MOU) between  Continental  Teves AG & Co. oHG
(CT) and BEI Sensors & Systems Company,  Inc.,  Systron Donner Inertial Division
(SDID) sets forth the criteria for [*] to be made by Continental Teves. The purpose of this Agreement is to define Continental Teves' and SDID's commitment to [*] at Systron Donner Inertial Division and certain [*], in order to facilitate the Division to [*] the [*]. The agreed upon items are as follows:

1. This [*] is intended to provide [*]. This capacity will be put in place at the SDID facility in Concord, California. This agreement may not [*] which may be required to [*] and will require further review by CT and SDID.

2. During the [*] from the [*] product to the [*], the combined [*] from CT will not [*]. Continental Teves will exercise, during transition and after transition, [*]. Significant changes to monthly production levels may require pricing adjustments to compensate for unplanned premium costs. CT will provide SDID an initial transition plan and update this plan monthly to insure SDID is able to react in a cost-effective manner.

3. SDID will submit [*] to CT for [*]. CT will process and [*] to SDID, in order that the [*]. All [*] to CT prior to use. Per the attached schedule, CT [*]. [*]. Prior to the [*] will be prepared and included in the [*]. Any net savings will be reflected in the [*].

4. SDID may, at its option, [*] noted herein at their [*] if determined by CT to be [*].

5. SDID and CT will jointly negotiate with suppliers to wherever possible [*] in the [*] in order to minimize the [*].


                                    (1 of 8)

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THE  COMMISSION.  CONFIDENTIAL  TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

[BEI LOGO]

                           ATTACHMENT 8

MEMORANDUM OF UNDERSTANDING                                          Page 2 of 2
SYSTRON DONNER INERTIAL DIVISION & CONTINENTAL TEVES


6. This MOU shall become an integral part of the [*] Development and Supply Agreement to be executed at the earliest possible date.

7. It is a mutual understanding that the [*] must be optimized to insure the most efficient use of [*] and the impact of [*].

8.       SDID will [*].

9. In execution of this agreement by CT, SDID agrees to fulfill its [*] as noted in attachment 2.

Attachments:      1)  CT [*]
                  2)  SDID [*]


BEI SENSORS & SYSTEMS COMPANY               CONTINENTAL TEVES AG & Co. oHG
SYSTRON DONNER INERTIAL DIVISION



Name:    Gerald D. Brasuell                 Name:    Horst Juergens
Title:   Vice President & General Manager   Title:   Director, Purchasing
                                            Electronic Brake System worldwide

Date:  /s/ Gerald D. Brasuell  6/30/00      Date: June 30/00  /s/ Horst Juergens
       ----------------------------------         ------------------------------
                                            Name:  Dr. Elmar Degenhart
                                                   Vice President Business Unit
                                                   Electronic Brake Systems

                                            Date: June 30/00  /s/ E. Degenhart

                                    (2 of 8)

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Attachment 8
                        Systron Donner Inertial Division
                                Cluster 2001 [*]
                                                        [*]
                                                                     --------------------------------------------------------------
                                                                                                   [*]
                                                                     --------------------------------------------------------------
                                  [*]                    Comments           May            June        July      August     Sept.
                                      US$

[*]
[*]                                          [*]          [*]                                              [*]
[*]                                          [*]          [*]                      [*]
[*]                                          [*]          [*]
[*]                                          [*]
[*]                                          [*]          [*]                                                                  [*]
--------------------------------   --------------    -----------
SUB-TOTAL:                                   [*]          [*]                                                                  [*]
---------                                    ---
[*]
[*]                                          [*]                                   [*]
     [*]
     [*]
     [*]
     [*]
[*]                                          [*]          [*]                      [*]
[*]                                          [*]                                                                               [*]
[*]                                          [*]          [*]                                              [*]
[*]                                          [*]          [*]                                                         [*]
[*]                                          [*]          [*]                                   [*]
[*]                                          [*]                                                [*]
[*]                                          [*]          [*]                                   [*]
[*]                                          [*]                                                                               [*]
--------------------------------   --------------    -----------
SUB-TOTAL:                                   [*]          [*]
---------                                    ---
TOTAL [*]                                    [*]          [*]
---------                                    ---
[*]
[*]                                          [*]          [*]                                                                  [*]
[*]                                          [*]          [*]                      [*]
[*]                                          [*]                                                           [*]
[*]                                          [*]                                                [*]
[*]                                          [*]          [*]                      [*]
[*]                                          [*]          [*]                      [*]
--------------------------------   --------------    -----------
--------------------------------   -------------
SUBTOTAL:                                    [*]          [*]
--------                                     ---
TOTAL [*]                                    [*]

[*]

[*]                                          [*]                                                           [*]
[*]                                          [*]                                                           [*]
[*]                                          [*]          [*]                      [*]
[*]                                          [*]                                                [*]
[*]                                          [*]                                                [*]
[*]                                          [*]                                                [*]
[*]                                          [*]                                   [*]
[*]                                          [*]                                                [*]
[*]                                          [*]                                                [*]
[*]                                          [*]                                                [*]
[*]                                          [*]
--------------------------------   --------------    -----------
SUB-TOTAL:                                   [*]          [*]
---------                                    ---
TOTAL [*]                                    [*]
----------------------                       ---
TOTAL [*]                                    [*]          [*]                      [*]          [*]        [*]        [*]      [*]
---------                                                                          ---          ---        ---        ---      ---
[*]                                          [*]          [*]                      [*]          [*]                   [*]      [*]
GRAND TOTAL [*]                              [*]          [*]

                                                              (3 of 8)

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THE  COMMISSION.  CONFIDENTIAL  TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                                                    Systron Donner Inertial Division
                                                             Cluster 2001
                                                                 [*]

          Project    FY00               Project    FY01          Project    FY02    Project    FY03      Project    FY04      Total
          -------    ----               -------    ----          -------    ----    -------    ----      -------    ----      -----
[*]                   [*]       [*]                 [*]       [*]            [*]    [*]          [*]     [*]           [*]
[*]                   [*]       [*]                 [*]
[*]                   [*]       [*]                 [*]
[*]                   [*]       [*]                 [*]
                     -----
                                [*]                 [*]
                                [*]                 [*]
                                [*]                 [*]
                                                   -----
[*]                   [*]                           [*]                      [*]                 [*]                   [*]       [*]
[*]                   [*]       [*]                 [*]       [*]            [*]
[*]                   [*]       [*]                 [*]       [*]            [*]
[*]                   [*]       [*]                 [*]       [*]            [*]                 [*]                   [*]
[*]                   [*]       [*]                 [*]
[*]                   [*]       [*]                 [*]
[*]                   [*]
[*]                   [*]
[*]                   [*]
[*]                   [*]
[*]                   [*]
[*]                   [*]
[*]                   [*]
                     -----
[*]                   [*]                           [*]                      [*]                 [*]                   [*]       [*]
[*]                                                                          [*]                 [*]                   [*]       [*]
[*]                   [*]       [*]                 [*]       [*]            [*]
[*]                   [*]       [*]                 [*]
[*]                   [*]       [*]                 [*]       [*]            [*]
[*]                   [*]       [*]                 [*]       [*]            [*]
[*]                   [*]       [*]                 [*]       [*]            [*]    [*]          [*]                   [*]
                     -----                         -----                    -----               -----                 -----
[*]                   [*]                           [*]                      [*]                 [*]                   [*]       [*]
Total SDID            [*]                           [*]                      [*]                 [*]                   [*]       [*]

                                                              (4 of 8)

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding  (MOU) between  Continental  Teves AG & Co. oHG
(CT) and BEI Sensors & Systems Company,  Inc.,  Systron Donner Inertial Division
(SDID) sets forth the criteria for [*] to be made by Continental Teves. The purpose of this Agreement is to define Continental Teves' and SDID's commitment to [*] at Systron Donner Inertial Division and [*], in order to facilitate the Division to [*]. The agreed upon items are as follows:

1.       This [*] is intended to provide [*].

2. During the [*] from the [*], the combined demand from CT will not [*]. Continental Teves will exercise, during transition and after transition, [*]. Significant changes to monthly production levels may require pricing adjustments to compensate for unplanned premium costs. CT will provide SDID an initial transition plan and update this plan monthly to insure SDID is able to react in a cost-effective manner.

3. SDID will [*] to CT for [*]. CT will process and [*], in order that the [*]. SDID will submit a summary of [*] that CT [*]. [*] CT shall [*] required per schedules from meeting of March 3rd and SDID letter 00:25:GDB. Actual [*] as negotiated will determine the [*]. (See attachment 2 pages.)

4. SDID may, at its option, [*] noted herein at their [*] if determined by CT to be [*].

BEI SENSORS & SYSTEMS COMPANY               CONTINENTAL TEVES AG & Co. Ohg
SYSTRON DONNER INERTIAL DIVISION

                                    (5 of 8)

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

MEMORANDUM OF UNDERSTANDING                                          Page 2 of 2
SYSTRON DONNER INERTIAL DIVISION & CONTINENTAL TEVES

BEI SENSORS & SYSTEMS COMPANY                     CONTINENTAL TEVES AG & Co. oHG
SYSTRON DONNER INERTIAL DIVISION



Name:    Gerald D. Brasuell                  Name:    Horst Juergens
Title:   Vice President & General Manager    Title:   Director, Purchasing
                                             Electronic Brake System worldwide

Date: /s/ Gerald D. Brasuell  5/6/00         Date: 5/13 00  /s/ Horst Juergens
      -----------------------------------          ---------------------------

                                             Name: Dr. Elmar Degenhart
                                                   Vice President Business Unit
                                                   Electronic Brake Systems
                                                   worldwide
                                                   Member of the Board
                                                   Continental Teves AG & Co oHG

                                             Date:  5/13 00  /s/ E. Degenhart
                                                    ----------------------------

                                    (6 of 8)

                                                    Attachment 8
                                                        [*]
                                                        [*]
                                       (REVISED REQUIREMENTS - 22 MAR 2000)
                                Supports                                          Lead       Required      Required     Estimated
                                   [*]                Unit Cost      Ext. Cost    Time        Order        On-Line        Down
                               Production   Quantity   KS (USD)      KS (USD)     (Weeks)      Date          Date        Payment
[*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]

                    Sub-Total                                                [*]

[*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]

                    Sub-Total                                                [*]

[*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]               [*]
[*]                                [*]        [*]           [*]              [*]    [*]        [*]           [*]
[*]                                           [*]           [*]              [*]    [*]        [*]           [*]

                    Sub-Total                                                [*]

General

[*]                                [*]                                       [*]
                                                                         -------                                          --------
Total [*]                                                                    [*]                                               [*]
                                                                         =======                                          ========

Note:  [*] Designated with / also used for [*]

                                                SYSTRON DONNER COMPANY PRIVATE

                                                          (7 of 8)

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THE  COMMISSION.  CONFIDENTIAL  TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                                  ATTACHMENT 8
                        Systron Donner Inertial Division
                              Continental Teves [*]
                                                        [*]
                                   05/08/2000

                                                                                               --------------------------------
                                                                                  Lead Time            Required Dates
                                                                                               --------------------------------
              [*]                              [*]                 Total [*]       (Weeks)          Order          On-Line
-------------------------------  -------------------------------  ------------  ------------   --------------   ----------------
[*]                               [*]                                    [*]        [*]             [*]              [*]
                                  [*]                                 [*]           [*]             [*]              [*]
                                  [*]                                 [*]           [*]             [*]              [*]

[*]                               [*]                               [*]             [*]             [*]              [*]

[*]                               [*]                               [*]             [*]             [*]              [*]
                                  [*]                               [*]             [*]             [*]              [*]
                                  [*]                               [*]             [*]             [*]              [*]
                                  [*]                                    [*]
[*] not already identified                                          [*]

Total Estimated [*] Costs                                                [*]

                                                          (8 of 8)

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.